ARMOUR RESIDENTIAL REIT, Inc. Company Update August 11, 2014

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing. • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman. Transparency and Governance 3 ARMOUR REIT Manager and Fee Structure • ARMOUR REIT is externally managed by ARMOUR Residential Management LLC. • Accretive fee structure: effective fee percentage declines as equity increases. • Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity raised. • Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity raised. • Current weighted average fee is 1.026% (per annum) of gross equity raised. Common Stock Dividend Policy and Taxable REIT Income Market Capitalization • 357,194,224 shares of common stock outstanding (NYSE: “ARR”). • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Market capitalization of $1.5 billion of common and $193.9 million of preferred. • ARMOUR pays common stock dividends monthly. • Dividends are announced based on estimates of future taxable REIT income. • The 2014 monthly common stock dividend rate is $0.05 per month. • Dividend schedule is on the following page. Information as of 8/8/2014.

ARMOUR 2014 Monthly Dividend Schedule 4 Month Dividend Holder of Record Date Payment Date January 2014 $0.05 January 15, 2014 January 30, 2014 February 2014 $0.05 February 14, 2014 February 27, 2014 March 2014 $0.05 March 17, 2014 March 28, 2014 April 2014 $0.05 April 15, 2014 April 29, 2014 May 2014 $0.05 May 15, 2014 May 29, 2014 June 2014 $0.05 June 16, 2014 June 27, 2014 July 2014 $0.05 July 15, 2014 July 30, 2014 August 2014 $0.05 August 15, 2014 August 29, 2014 September 2014 $0.05 September 15, 2014 September 29, 2014 October 2014 $0.05 October 15, 2014 October 30, 2014 November 2014 $0.05 November 17, 2014 November 26, 2014 December 2014 $0.05 December 15, 2014 December 30, 2014

ARMOUR Balance Sheet Targets ARMOUR invests in Agency mortgage securities. Net balance sheet weighted average duration target of 1.5 or less. • 3.91 gross asset duration. • -3.31 hedge duration. • 0.61 net balance sheet duration. Hedge a minimum of 40% of assets and funding rate risk. • $16.1 billion in hedges (swaps, swaptions and futures). • 95.4% of assets hedged. • 104.8% of repurchase agreements hedged. Hold 40% of unlevered equity in cash between prepayment periods. • $1,017.3 million in total liquidity. • $367.6 million in true cash. • $408.0 million in unlevered securities. • $241.8 million in short term Agency P&I. Long term debt to equity target of 8x - 9x. • $15.3 billion in net REPO borrowings. • 7.9 x Q2 2014 shareholders’ equity. 5 Assets Duration Hedging Liquidity Leverage Information as of 8/8/2014.

ARMOUR Portfolio Strategy and Investment Methodology 6  Diversify Broadly • Diversification limits idiosyncratic pool risk. • Over 1200 cusips.  Highly Liquid Assets • Purchase those Agency securities that are highly liquid (easily traded and priced). • ARMOUR purchases “pass-through” securities. • No collateralized mortgage obligations (“CMOs”).  Diversified Sources • Source assets through a mix of direct purchases from: • Originators. • Dealer inventories. • Institutional investors.  Loan Analysis – Inelasticity vs. Elasticity • Credit work on non-credit assets. • Original and current loan balance. • Year of origination. • Originating company, third-party originators. • Loan seasoning. • Principal amortization schedule. • Original loan-to-value ratio. • Geography.  Pool Analysis • NO TBA pools – Only specified pools. • Prepayment history. • Prepayment expectations. • Premium over par. • “Hedgability.” • Liquidity. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 8/8/2014.

ARMOUR Portfolio Composition 7 Information as of 8/8/2014. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. 0-18 143.9$ 81.4% 3.70/4.17 6 19-36 30.8$ 17.4% 3.88/4.24 25 37-48 2.1$ 1.2% 3.82/4.35 38 Total 176.8$ 100.0% 3.73/4.18 10 Weighted Average Months to Reset Percentage of ARM & Hybrid Securities Weighted Average Net/Gross Coupon ARM & Hybrid Securities Months to Reset Current Value (millions) Agency Multifamily Ballooning in 120 Months or Less 721.6$ 4.3% 3.39/4.71 Fixed Rates Maturing in 120 Months or Less 5.7$ 0.0% 4.68/5.20 Fixed Rates Maturing Between 121 and 180 Months 11,316.0$ 68.0% 3.25/3.73 Fixed Rates Maturing Between 181 and 240 Months 4,604.0$ 27.7% 3.52/4.03 Total 16,647.2$ 100.0% 3.33/3.86 Percentage of Fixed Rate Securities Weighted Average Net/Gross Coupon Current Value (millions) Fixed Rate Securities

ARMOUR Portfolio Constant Prepayment Rates (“CPR”) 8 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR Portfolio and Derivatives Duration Detail 9 Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase. Information as of 8/8/2014. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. ARMs & Hybrids 176.8$ 104.7% 105.5% 3.73/4.18 1.22 Agency Multifamily Ballooning in 120 Months or Less 721.6$ 103.5% 104.6% 3.39/4.71 7.59 Fixed Rates Maturing in 120 Months or Less 5.7$ 104.8% 108.3% 4.68/5.20 2.69 Fixed Rates Maturing Between 121 and 180 Months 11,316.0$ 104.2% 104.7% 3.25/3.73 3.65 Fixed Rates Maturing Between 181 and 240 Months 4,604.0$ 105.5% 104.5% 3.52/4.03 4.17 Total or Weighted Average 16,824.0$ 104.6% 104.7% 3.34/3.86 3.94 Weighted Average Purchase Price Weighted Average Current Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Using Current Values Current Value (millions) Agency Asset Class Assets 16,824.0$ 95.4% Net Repo Balance 15,315.0$ 104.8% Amount (millions) Total Hedge % Agency Assets 3.91 Interest Rate Swaps & Eurodollar Futures -3.30 Interest Rate Swaptions -0.01 Net Balance Sheet Duration 0.61 Duration Contribution to Balance Sheet

ARMOUR Hedge Detail 10 Information as of 8/8/2014. Some totals may not foot due to rounding. Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 8 580.0$ 1.43 Interest Rate Swap 13-24 Months 19 2,700.0$ 1.16 Interest Rate Swap 25-36 Months 27 700.0$ 1.09 Interest Rate Swap 37-48 Months 40 500.0$ 0.88 Interest Rate Swap 49-60 Months 0 -$ 0.00 Interest Rate Swap 61-72 Months 66 300.0$ 1.48 Interest Rate Swap 73-84 Months 0 -$ 0.00 Interest Rate Swap 85-96 Months 95 2,050.0$ 1.45 Interest Rate Swap 97-108 Months 102 3,200.0$ 2.01 Interest Rate Swap 109-120 Months 0 -$ 0.00 Interest Rate Swap 121-132 Months 125 1,000.0$ 2.66 Eurodollar Futures 0-13 Months 10 25.0$ 2.13 Total or Weighted Average 69 $ 11,055.0 1.60 Interest Rate Swaptions Underlying Swap Term Weighted Average Remaining Option Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swaptions 60 Months 2 4,000.0$ 2.73 Interest Rate Swaptions 120 Months 2 1,000.0$ 3.73 Total or Weighted Average 2 $ 5,000.0 2.93

ARMOUR REPO Composition 11 (1) ARMOUR has signed MRAs with 37 counterparties. Information as of 8/8/2014. Some totals may not foot due to rounding. 1 J.P. Morgan Securities LLC 1,214.7$ 7.8% 196 86 178 2 Merrill Lynch, Pierce, Fenner & Smith Inc. 1,209.0$ 7.8% 105 48 73 3 BNP Paribas Securities Corp. 1,018.6$ 6.6% 162 71 188 4 Wells Fargo Bank, N.A. 1,009.8$ 6.5% 30 14 28 5 Barclays Capital Inc. 901.0$ 5.8% 93 55 91 6 Credit Suisse Securities (USA) LLC 897.3$ 5.8% 90 28 74 7 ICBC Financial Services LLC 791.1$ 5.1% 178 102 136 8 Citibank, N.A. 700.0$ 4.5% 364 154 248 9 Mitsubishi UFJ Securities (USA), Inc. 699.9$ 4.5% 112 105 180 10 Nomura Securities International, Inc. 682.1$ 4.4% 91 43 87 11 The Bank of Nova Scotia 674.1$ 4.3% 135 76 89 12 RBS Securities Inc. 652.9$ 4.2% 82 67 89 13 Morgan Stanley & Co. LLC 567.9$ 3.7% 91 29 69 14 Citigroup Global Markets Inc. 483.2$ 3.1% 91 -4 80 15 Daiwa Securities America Inc. 475.6$ 3.1% 91 52 88 16 Royal Bank of Canada 424.8$ 2.7% 87 69 91 17 ING Financial Markets LLC 369.9$ 2.4% 86 20 31 18 South Street Securities LLC 355.2$ 2.3% 33 17 17 19 CRT Capital Group LLC 341.2$ 2.2% 90 47 47 20 Mizuho Securities USA Inc. 338.6$ 2.2% 88 40 40 21 KGS-Alpha Capital Markets, L.P. 289.0$ 1.9% 140 111 251 22 UBS Securities LLC 270.3$ 1.7% 92 55 68 23 The Bank of New York Mellon 250.0$ 1.6% 183 56 69 24 Guggenheim Securities, LLC 199.2$ 1.3% 96 34 67 25 Pierpont Securities LLC 170.0$ 1.1% 92 43 91 26 Goldman, Sachs & Co. 167.9$ 1.1% 87 10 10 27 Amherst Securities Group LP 114.8$ 0.7% 83 43 84 28 Deutsche Bank Securities Inc. 108.1$ 0.7% 95 67 67 29 Natixis Financial Products LLC 81.4$ 0.5% 97 96 96 30 E D & F Man Capital Markets Inc. 54.3$ 0.4% 31 3 3 Total or Weighted Average 15,511.7$ 100.0% 121 59 Longest Remaining Term in Days Weighted Average Remaining Term in Days Weighted Average Original Term in Days Percentage of REPO Positions with ARMOUR Principal Borrowed (millions) REPO Counter-Party(1) Weighted Average Repo Rate 0.36% Weighted Average Haircut 4.89% August Paydowns (196.7) Net REPO after Paydowns 15,315.0 Debt to Quarter End Shareholders' Equity Ratio 7.9

12 www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340